UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2021

AMPLIFY ENERGY CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35512	82-1326219
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Dallas Street, Suite 1700 Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 490-8900

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b):

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMPY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 19, 2021, Amplify Energy Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) virtually for the following purposes: (1) to elect seven directors to serve on the Company’s board of directors with a term of office expiring at the 2022 Annual Meeting of Stockholders; (2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; (3) to approve, on an advisory basis, the compensation of the Company’s named executive officers; and (4) to approve the Amplify Energy Corp. Equity Incentive Plan. The proposals voted upon at the Annual Meeting and the final voting results are indicated below. For additional information on these proposals, please see the Company’s proxy statement on Schedule 14A that was filed with the Securities and Exchange Commission on April 7, 2021.

Proposal 1 — Election of Directors

Patrice Douglas, Christopher W. Hamm, Randal T. Klein, Evan S. Lederman, David H. Proman, Todd R. Snyder and Martyn Willsher were elected to continue to serve as the Company’s directors until the 2022 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified. Votes regarding the persons elected as directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Patrice Douglas	12,858,558	465,922	56,824	14,267,086
Christopher W. Hamm	12,791,044	548,668	41,592	14,267,086
Randal T. Klein	12,556,243	754,997	70,064	14,267,086
Evan S. Lederman	9,712,991	3,645,317	22,996	14,267,086
David H. Proman	9,420,112	3,942,505	18,687	14,267,086
Todd R. Snyder	12,202,861	1,154,516	23,927	14,267,086
Martyn Willsher	13,250,227	107,836	23,241	14,267,086

Proposal 2 — Ratification of the Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2021 was ratified. The voting results were as follows:

For	Against	Abstain
27,585,771	45,905	16,714

Proposal 3 — Approval of the Compensation, on an Advisory (Non-Binding) Basis, of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory (non-binding) basis, as follows:

For	Against	Abstain	Broker Non-Votes
11,878,045	490,775	1,012,484	14,267,086

Proposal 4 — Approval of Amplify Energy Corp. Equity Incentive Plan

The Amplify Energy Corp. Equity Incentive Plan was approved as follows:

For	Against	Abstain	Broker Non-Votes
13,101,821	229,653	49,830	14,267,086

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2021	AMPLIFY ENERGY CORP.

	By:	/s/ Martyn Willsher
	Name:	Martyn Willsher
	Title:	President and Chief Executive Officer